UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Amendment No. 1)

Date of Report (Date of earliest event reported): April 27, 2006

MORGAN BEAUMONT, INC.

(Exact name of Registrant as specified in charter)

NEVADA	000-33389	65-1071956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6015 31st Street East, Bradenton, FL 34203

(Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code: 941-753-2875

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registration under any of the following provisions (see General Instructions A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INCORPORATION BY REFERENCE

Reference is made to the Report on Form 8-K by Morgan Beaumont, Inc. (the “Company”) on May 4, 2006 (“Form 8-K”). Pursuant to Rule 12b-15 of the Securities Exchange Act of 1934, as amended, Item 8(a) is hereby amended to read in its entirety as follows.

Item 8 Other Events.

(a) Bridge Funding.

On April 27, 2006, we borrowed $500,000.00 for a term of up to 90 days. The loan accrues interest at the rate of 9% per annum and is convertible into our common stock and contained a

100% warrant coverage both at a strike price equal to the price paid for our shares in our next offering. If the loan is not repaid in full within 90 days, it shall become secured by all of our assets and may be subject to other penalties. A specimen of the Note and Warrant is attached hereto as Exhibit 8.1.1.

Item 9 Exhibits.

The exhibits are attached herein following the Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MORGAN BEAUMONT, INC.

By:	/s/ Clifford Wildes
Print:	Clifford Wildes
Title:	CEO, Treasurer and Director
Dated:	May 5, 2006

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